UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ALNYLAM PHARMACEUTICALS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 6, 2020.    ALNYLAM PHARMACEUTICALS, INC. Meeting Information Meeting Type:                Annual Meeting For holders as of:    March 9, 2020 Date: May 6, 2020    Time: 12:00 p.m., Eastern Time Location: Meeting live via the Internet—please visit www.virtualshareholdermeeting.com/ALNY2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet, please visit www.virtualshareholdermeeting.com/ALNY2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. ALNYLAM PHARMACEUTICALS, INC. ATTN: SECRETARY 675 WEST KENDALL STREET HENRI A. TERMEER SQUARE CAMBRIDGE, MA 02142 See the reverse side of this notice to obtain proxy materials and voting instructions. E98124-P34647-Z76664

[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: THE PROXY STATEMENT    ANNUAL REPORT ON FORM 10-K ANNUAL REPORT TO STOCKHOLDERS How to View Online: Have the information that is printed in the box marked by the arrowXXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2020 to facilitate timely delivery. [GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/ALNY2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E98125-P34647-Z76664

Voting Items 4. To approve, in a non-binding advisory vote, the compensation of Alnylam’s named executive officers. 5. To ratify the appointment of PricewaterhouseCoopers LLP, an independent registered publ ic accounting fi rm, as Alnylam’s independent auditors for the fiscal year ending December 31, 2020. In their discretion, the Proxies are authorized to vote upon any other business that may properly come before the annual meeting or at any adjournment(s) thereof. 1b. John M. Maraganore, Ph.D. 1a. Michael W. Bonney 2. To approve an Amendment to our 2018 Stock Incentive Plan, as amended. 1c. Phillip A. Sharp, Ph.D. 3. To approve an Amendment to our Amended and Restated 2004 Employee Stock Purchase Plan, as amended. 1. To elect the following nominees as Class I directors of Alnylam: Proposals — The Board of Directors recommends you vote FOR each of the listed director nominees to serve for a term ending in 2023 and FOR Proposals 2, 3, 4 and 5. E98126-P34647-Z76664 [GRAPHIC APPEARS HERE]

[GRAPHIC APPEARS HERE][GRAPHIC APPEARS HERE]E98127-P34647-Z76664